Assets not freely disposable	12 Months Ended
Dec. 31, 2019
Assets Not Freely Disposable [Abstract]
Assets not freely disposable

42 Assets not freely disposable

The assets not freely disposable consist primarily of Loans and advances to customers pledged to secure Debt securities in issue, deposits from the Dutch Central Bank and other banks. They serve to secure margin accounts and are used for other purposes required by law. The assets not freely disposable are as follows:

Assets not freely disposable
	2019	2018
Banks
– Cash and balances with central banks	1,382	1,471
– Loans and advances to banks	6,337	4,373
Financial assets at fair value through profit or loss	614	449 [1]
Financial assets at fair value through OCI	240	253 [1]
Securities at amortised cost	189	627 [1]
Loans and advances to customers	75,755	74,352
Other assets	908	734
	85,425	82,258
1 The prior period amounts have been updated to improve consistency and comparability.

In addition, in some jurisdictions ING Bank N.V. has an obligation to maintain a reserve with central banks. As at 31 December 2019, the minimum mandatory reserve deposits with various central banks amount to EUR 9,975 million (2018: EUR 9,359 million).

Loans and advances to customers that have been pledged as collateral for Debt securities in issue and for liquidity purposes, amount in The Netherlands to EUR 45,530 million (2018: EUR 46,320 million), in Germany to EUR 13,222 million (2018: EUR 12,143 million), in Belgium EUR 11,298 million (2018: EUR 11,894 million), in Australia to EUR 4,150 million (2018: EUR 2,638 million) and in the United States to EUR 1,010 million (2018: EUR 1,183 million).

The table does not include assets relating to securities lending as well as sale and repurchase transactions. Reference is made to Note 43 ‘Transfer of financial assets’.